UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Short-Term Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

Short-Term Income Fund	November 30, 2009

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Domestic bond returns in the last six months were broadly positive, as credit market conditions continued to improve and Federal Reserve officials stated that they intend to keep short-term interest rates low “for an extended period.” High yield bonds fared best and produced powerful gains, but investment-grade corporate bonds also did very well. Short-term bonds generated good returns as rates in the two- to five-year range declined during the period.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression seems to be coming to an end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 0.7% in the second quarter and grew 2.8% in the third. While national unemployment has increased to 10% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early March lows.

The process of healing occurring in financial markets has led to an improvement in underlying corporate fundamentals. For example, corporations have been able to issue long-term debt at historically low yields to replace precarious short-term debt as well as long-term debt previously issued at higher interest rates. As a result, interest costs are substantially lower and cash is available for industry consolidation. Increased liquidity in the markets for toxic securities should also improve the earnings and balance sheets of financial corporations. Recently, improved investor confidence and a rising appetite for risk has replaced a prolonged period of market volatility.

One of the major risks to a sustained recovery—a sharp and disorderly increase in longer-term U.S. Treasury rates—has subsided after rates peaked in early June. Since then, higher positions in U.S. Treasury securities held by banks and individuals, strong foreign demand at Treasury auctions, and pockets of investor skepticism regarding the strength of a sustained economic recovery have combined to lower interest rates.

PERFORMANCE

The fund generated a gain of 3.43% during the six months ended November 30, 2009, leading the Barclays Capital 1-3 Year U.S. Government/Credit Index by nearly one percentage point but trailing the fund’s Lipper peer group average by a wider margin. The fund’s net asset value rose from $4.98 at the end of May to $5.08 at the end of the current period, and dividends contributed $0.07 per share. As we have stated in the past, the objective of the fund is to provide greater income than is available from a money market fund, but with a higher degree of principal risk.

The fund came into existence to help T. Rowe Price implement its short-term fixed income allocation strategy. Our unique approach presents us with the opportunity to outperform cash investments, such as money market funds, over the long term by investing heavily in cash in a rising interest rate environment and in short-term bonds in a stable or falling rate environment. The portfolio is managed similarly to the T. Rowe Price Short-Term Bond Fund, except that it is more flexible in its ability to significantly shorten its duration when we deem it appropriate. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates; see the glossary following this letter for a more detailed explanation.)

As originally structured, the fund is primarily available for use in the T. Rowe Price Retirement Funds and College Savings Plan, and it provides us with a more efficient means of implementing our short-duration investment objectives than previously existed.

The fund’s sector allocation drove its performance relative to the Barclays benchmark during the past six months. We were overweight in investment-grade corporate securities and underweight in U.S. Treasuries, which benefited our relative return. Throughout the period, the yields on investment-grade corporates continued to tighten versus Treasury yields as active new issuance was met with strong demand. As the yield differential contracted, the corporate sector outperformed U.S. Treasuries.

We also maintained an exposure to mortgage-backed (MBS) and commercial mortgage-backed securities (CMBS), which aided the fund’s relative return since these securities are not held in our benchmark. MBS and CMBS performed well as a result of a program initiated by the Federal Reserve to support the market, which in turn led to greater demand for the securities.

Regarding the fund’s performance relative to its Lipper peers, our higher-than-normal cash level weighed on results. In addition, many of our Lipper competitors have higher risk profiles, which aided their results as lower-quality debt led the rally.

Investment-grade corporate bonds remain the largest overweight position in the portfolio relative to the Barclays benchmark. We believe valuations in this sector are still attractive, although they are approaching more normal levels, and we anticipate a further contraction in yields versus Treasuries in the coming months. At the same time, we are still underweight in U.S. Treasury and government agency bonds since we believe the opportunities are better in our corporate holdings. We funded most of our purchases during the past six months in the new issues market primarily with cash flows into the fund. Recently, however, we have begun to slightly reduce our mortgage-backed exposure. MBS valuations are at historically high levels due to the Fed’s purchase program, and we have been selling some of these positions following their strong performance.

At the end of November, 37% of the portfolio was allocated to corporate bonds and notes, 22% to mortgage-backed securities, 9% to asset-backed securities, and the remaining 32% to U.S. Treasuries, U.S. government agency obligations, and reserves. Only 16% of the portfolio was invested in BBB securities (the low end of the investment-grade range), and 1% was in BB bonds or below, while 20% was in cash reserves, and 63% was rated A or higher.

OUTLOOK

Historically strong fiscal and monetary stimulus has led to a fortuitous increase in risk appetite, consumer confidence, and economic activity—benefiting important sectors of the domestic economy, including housing. However, despite better-than-expected gross domestic product growth and corporate earnings, a sustained improvement in the unemployment rate and consumption may still lag expectations. We anticipate a subdued trading environment through year-end. Should a modest widening in the yield spread between corporates and Treasuries take place, it would be temporary, in our view, and we would respond by adding opportunistically to our corporate positions. We believe that coupon income will provide a larger portion of the fund’s total return going forward and credit selection will become an increasingly important driver of relative performance.

It is worth repeating that the securities we purchase for our portfolio, because of their short maturities, are less vulnerable to market volatility than are long-term bonds. Consequently, we do not expect your fund to feel the impact of rising interest rates to the same extent as funds with longer maturities. As always, we remain committed to our risk-aware, disciplined investment philosophy and long-term perspective that have helped us weather volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

December 18, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital 1-3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in the Treasury bond index and the agency bond index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 35.7%		
Aerospace & Defense 0.9%		
Boeing Capital, 7.375%, 9/27/10	3,485	3,680
General Dynamics, 1.80%, 7/15/11	1,110	1,126
General Dynamics, 4.50%, 8/15/10	4,045	4,161
Lockheed Martin, 4.121%, 3/14/13	2,735	2,904
Northrop Grumman, 7.125%, 2/15/11	4,525	4,847
		16,718
Airlines 0.6%		
Delta Air Lines, 7.57%, 11/18/10	4,610	4,622
Southwest Airlines, 6.50%, 3/1/12	5,765	6,079
		10,701
Automotive 0.1%		
Nissan Motor Acceptance, 4.625%, 3/8/10 (1)	985	990
		990
Banking 7.2%		
Abbey National Treasury Services, 3.875%, 11/10/14 (1)	4,780	4,874
American Express Centurion Bank, 5.55%, 10/17/12	955	1,034
Bank of America, 7.375%, 5/15/14	1,650	1,853
Bank of New York Mellon, 4.50%, 4/1/13	2,190	2,347
Bank One, 7.875%, 8/1/10	2,785	2,917
Barclays Bank, 2.50%, 1/23/13	9,785	9,818
Barclays Bank, 7.40%, 12/15/09	2,840	2,843
BB&T, 3.375%, 9/25/13	1,610	1,651
BB&T, 3.85%, 7/27/12	605	632
BB&T, 5.70%, 4/30/14	3,945	4,346
BB&T, 6.50%, 8/1/11	3,360	3,593
Capital One Bank, 5.75%, 9/15/10	960	991

Citigroup, 4.125%, 2/22/10	125	126
Citigroup, 5.125%, 2/14/11	3,665	3,777
Citigroup, 5.50%, 10/15/14	1,105	1,127
Citigroup, 5.85%, 7/2/13	3,450	3,637
Citigroup, 6.375%, 8/12/14	2,735	2,882
Commonwealth Bank of Australia, 2.75%, 10/15/12 (1)	3,500	3,582
Credit Suisse, 5.50%, 5/1/14	1,100	1,211
Credit Suisse New York, 3.45%, 7/2/12	3,800	3,962
Deutsche Bank AG/London, 5.375%, 10/12/12	7,720	8,461
JPMorgan Chase, 4.65%, 6/1/14	6,760	7,217
National Australia Bank, 2.35%, 11/16/12 (1)	6,120	6,172
Nordea Bank AB, 2.50%, 11/13/12 (1)	3,175	3,202
PNC Funding, 4.50%, 3/10/10	1,440	1,454
Rabobank Nederland, 2.65%, 8/17/12 (1)	6,000	6,133
State Street, 4.30%, 5/30/14	1,240	1,319
Suntrust Banks, 7.75%, 5/1/10	2,880	2,943
Swedish Export Credit, 4.50%, 9/27/10	7,200	7,439
U.S. Bancorp, 6.375%, 8/1/11	8,460	9,191
Wells Fargo, 4.20%, 1/15/10	4,575	4,593
Wells Fargo, 5.25%, 10/23/12	3,945	4,262
Wells Fargo, VR, 0.711%, 1/29/10	5,000	5,004
Westpac Banking, VR, 0.583%, 10/21/11 (1)	7,285	7,285
		131,878
Beverages 1.4%		
Anheuser-Busch InBev, 3.00%, 10/15/12 (1)	3,945	4,009
Anheuser-Busch InBev, 7.20%, 1/15/14 (1)	7,570	8,581
Bottling Group, 6.95%, 3/15/14	1,150	1,358
Coca-Cola Amatil, 3.25%, 11/2/14 (1)	5,220	5,306

United Technologies, 6.35%, 3/1/11	4,290	4,571
		25,586
Consumer Products 0.0%		
Whirlpool, 6.125%, 6/15/11	725	759
		759
Diversified Chemicals 0.3%		
Potash Corporation of Saskatchewan, 3.75%, 9/30/15	4,490	4,599
		4,599
Drugs 0.1%		
Genentech, 4.40%, 7/15/10	1,815	1,863
Novartis Capital, 4.125%, 2/10/14	215	230
Roche Holdings, 4.50%, 3/1/12 (1)	300	320
		2,413
Energy 1.1%		
Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	5,380	5,473
Kinder Morgan, 6.50%, 9/1/12	1,468	1,498
Premcor Refining, 6.75%, 2/1/11	1,530	1,602
Transocean, 5.25%, 3/15/13	2,440	2,626
XTO Energy, 4.625%, 6/15/13	7,640	8,087
		19,286
Entertainment & Leisure 0.1%		
Walt Disney, 5.70%, 7/15/11	2,400	2,588
		2,588
Exploration & Production 0.7%		
Canadian Natural Resources, 5.15%, 2/1/13	3,755	4,030

Health Care 1.1%		
Express Scripts, 5.25%, 6/15/12	5,615	6,026
Howard Hughes Medical, 3.45%, 9/1/14	2,135	2,233
Medtronic, 4.375%, 9/15/10	1,905	1,965
Watson Pharmaceuticals I, 5.00%, 8/15/14	5,510	5,750
WellPoint, 5.00%, 1/15/11	3,285	3,413
		19,387
Information Technology 0.4%		
Hewlett-Packard, 4.50%, 3/1/13	2,945	3,178
Xerox, 5.65%, 5/15/13	3,965	4,230
		7,408
Insurance 1.3%		
MetLife Global Funding I, 2.875%, 9/17/12 (1)	2,500	2,535
MetLife Global Funding I, 5.125%, 6/10/14 (1)	1,305	1,395
New York Life Global Funding, 2.25%, 12/14/12 (1)	5,750	5,786
Pricoa Global Funding I, 5.45%, 6/11/14 (1)	1,370	1,459
Principal Financial Group, 7.875%, 5/15/14	3,365	3,801
Principal Life Income Funding, 5.20%, 11/15/10	1,955	2,025
Prudential Financial, 3.625%, 9/17/12	7,375	7,526
		24,527
Investment Dealers 2.1%		
Credit Suisse First Boston (USA), 4.875%, 8/15/10	4,090	4,215
Goldman Sachs, 3.625%, 8/1/12	3,805	3,964
Goldman Sachs, 6.875%, 1/15/11	7,365	7,830
Merrill Lynch, 4.79%, 8/4/10	960	984
Merrill Lynch, 5.45%, 2/5/13	4,470	4,719
Merrill Lynch, 6.15%, 4/25/13	3,075	3,307

Morgan Stanley, 4.00%, 1/15/10	5,600	5,623
Morgan Stanley, 4.20%, 11/20/14	3,505	3,524
Morgan Stanley, 6.00%, 5/13/14	4,190	4,546
		38,712
Manufacturing 0.8%		
3M, 4.50%, 11/1/11	1,000	1,070
Caterpillar Financial Services, 4.15%, 1/15/10	1,200	1,205
Honeywell International, 4.25%, 3/1/13	2,860	3,052
Honeywell International, 6.125%, 11/1/11	80	88
John Deere Capital, 4.95%, 12/17/12	7,770	8,480
		13,895
Metals 0.1%		
Alcoa, 7.375%, 8/1/10	1,440	1,490
		1,490
Metals & Mining 1.2%		
Arcelormittal, 5.375%, 6/1/13	3,365	3,539
Barrick Gold Finance, 6.125%, 9/15/13	6,330	7,083
Rio Tinto Finance, 8.95%, 5/1/14	8,655	10,371
		20,993
Other Telecommunications 0.3%		
British Telecommunications, 5.15%, 1/15/13	4,740	5,024
		5,024
Petroleum 2.1%		
BP Capital Markets, 1.55%, 8/11/11	8,670	8,800
Conoco Funding, 6.35%, 10/15/11	165	181
ConocoPhillips Canada Funding, 5.30%, 4/15/12	5,605	6,099

Devon Financing, 6.875%, 9/30/11	5,935	6,482
Hess, 6.65%, 8/15/11	3,830	4,154
Pemex Project Funding Master Trust, VR, 1.599%, 6/15/10 (1)	1,030	1,031
SeaRiver Maritime, Zero Coupon, 9/1/12	4,980	4,671
Shell International Finance, 1.30%, 9/22/11	7,285	7,354
		38,772
Publishing 0.3%		
Dun & Bradstreet, 5.50%, 3/15/11	2,595	2,712
Thomson Reuters, 5.95%, 7/15/13	2,125	2,374
		5,086
Railroads 0.3%		
CSX, 5.75%, 3/15/13	1,795	1,954
CSX, 6.75%, 3/15/11	1,920	2,056
Union Pacific, 6.65%, 1/15/11	1,440	1,526
		5,536
Real Estate Investment Trusts 0.3%		
Avalonbay Communities, 6.625%, 9/15/11	608	650
Simon Property Group, 4.60%, 6/15/10	2,465	2,500
Simon Property Group, 6.75%, 5/15/14	2,175	2,385
		5,535
Retail 0.7%		
CVS Caremark, FRN, 1.802%, 9/10/10	5,380	5,428
J.C. Penney, 8.00%, 3/1/10	1,920	1,944
Staples, 9.75%, 1/15/14	2,500	3,025
Target, 7.50%, 8/15/10	1,630	1,713
		12,110

Transportation Services 0.2%		
ERAC USA Finance, 7.95%, 12/15/09 (1)	2,865	2,869
		2,869
Utilities 2.1%		
Alabama Power, 4.85%, 12/15/12	2,060	2,247
American Electric Power, 5.375%, 3/15/10	1,268	1,286
Appalachian Power, 5.65%, 8/15/12	2,880	3,123
Black Hills, 9.00%, 5/15/14	2,430	2,848
Carolina Power & Light, 6.50%, 7/15/12	155	172
NiSource Finance, 6.15%, 3/1/13	2,495	2,672
Northeast Utilities, 5.65%, 6/1/13	7,010	7,402
Ohio Power, 5.75%, 9/1/13	3,265	3,554
PPL Electric Utilities, 7.125%, 11/30/13	200	235
Sempra Energy, 7.95%, 3/1/10	3,710	3,777
Southern California Edison, 5.75%, 3/15/14	2,050	2,308
Veolia Environnement, 5.25%, 6/3/13	5,595	6,028
Virginia Electric & Power, 5.10%, 11/30/12	2,945	3,222
		38,874
Wireless Communications 0.7%		
Rogers Communications, 6.25%, 6/15/13	4,730	5,191
Sprint Nextel, FRN, 0.683%, 6/28/10	1,490	1,440
Verizon Wireless, 3.75%, 5/20/11	3,220	3,337
Verizon Wireless, 5.55%, 2/1/14	2,000	2,209
Verizon Wireless, 7.375%, 11/15/13	300	351
		12,528
Wireline Communications 0.2%		
Telefonica Emisiones, 5.855%, 2/4/13	2,210	2,439

Capital One Prime Auto Receivables Trust Series 2006-2, Class A4 4.94%, 7/15/12	2,319	2,369
CitiFinancial Auto Issuance Trust Series 2009-1, Class A3 2.59%, 10/15/13 (1)	4,651	4,664
DaimlerChrysler Auto Trust Series 2008-A, Class A3A 3.70%, 6/8/12	2,349	2,381
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	4,615	4,655
Ford Credit Auto Owner Trust Series 2009-E, Class A3 1.51%, 1/15/14	3,510	3,493
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	3,219	3,204
Honda Auto Receivables Owner Trust Series 2007-1, Class A3 5.10%, 3/18/11	1,063	1,074
Honda Auto Receivables Owner Trust Series 2009-3, Class A1 0.754%, 7/15/10	1,106	1,106
HSBC Automotive Trust Series 2006-2, Class A4 5.67%, 5/17/13	1,171	1,213
Hyundai Auto Receivables Trust Series 2006-A, Class A4 5.26%, 11/15/12	2,700	2,725
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	5,500	5,610
JPMorgan Auto Receivables Trust Series 2007-A, Class A4 5.19%, 2/15/14 (1)	2,835	2,896
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	2,000	2,040

Credit Suisse Mortgage Capital Certificates Series 2007-C1, Class A1 5.227%, 2/15/40	2,226	2,253
Credit Suisse Mortgage Capital Certificates Series 2007-C4, Class A1, VR 5.54%, 9/15/39	1,931	1,965
GE Capital Commercial Mortgage Series 2005-C4, Class A1 5.082%, 11/10/45	224	225
Greenwich Capital Commercial Funding Series 2004-GGIA, Class A3 4.344%, 6/10/36	217	217
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42	1,894	1,891
Greenwich Capital Commercial Funding Series 2005-GG3, Class A3 4.569%, 8/10/42	4,945	4,823
Greenwich Capital Commercial Funding Series 2007-GG9, Class A1 5.233%, 3/10/39	2,995	3,034
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIB2, Class A2 6.244%, 4/15/35	337	341
JPMorgan Chase Commercial Mortgage Securities Series 2002-C3, Class A1 4.20%, 7/12/35	1,331	1,346
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB17, Class A1 5.279%, 12/12/43	1,487	1,536
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A1 5.17%, 5/15/47	1,457	1,495
LB-UBS Commercial Mortgage Trust Series 2003-C7, Class A3, VR 4.559%, 9/15/27	8,165	8,265
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A3 4.83%, 11/15/27	1,940	1,997

Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 3A1, CMO, ARM 4.917%, 3/25/35	317	289
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.668%, 10/25/36	1,134	861
		2,311
Total Non-U.S. Government Mortgage-Backed Securities (Cost $59,836)		60,515

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 19.0%

U.S. Government Agency Obligations 18.8% (4)

Federal Home Loan Mortgage		
4.50%, 3/1/23 - 5/1/24	4,133	4,333
5.00%, 10/1 - 11/1/18	1,349	1,453
5.50%, 12/1/17	446	480
6.00%, 11/1/11 - 8/1/22	4,697	5,059
Federal Home Loan Mortgage, ARM		
2.89%, 10/1/33	3	4
4.461%, 2/1/33	4	5
4.612%, 6/1/38	5,546	5,804
4.629%, 7/1/35	1,676	1,739
4.646%, 6/1/38	2,285	2,396
4.675%, 6/1/38	4,269	4,477
4.70%, 2/1/35	2,454	2,555
4.705%, 7/1/38	4,230	4,441
4.737%, 7/1/38	673	706
4.828%, 11/1/34	425	446
5.043%, 11/1/35	193	203
5.147%, 1/1/36	1,558	1,643

5.158%, 5/1/38	4,683	4,930
5.16%, 9/1/35	1,795	1,890
5.287%, 2/1/37	2,736	2,890
5.313%, 2/1/37	904	955
5.337%, 1/1/36	87	92
5.346%, 4/1/37	6,108	6,457
5.352%, 5/1/37	1,597	1,686
5.41%, 2/1/38	5,545	5,855
5.432%, 2/1/37	2,951	3,117
5.52%, 10/1/36	7,117	7,490
5.526%, 2/1/34	17	17
5.885%, 2/1/37	2,062	2,189
5.978%, 1/1/37	538	572
5.984%, 12/1/36	1,977	2,102
5.998%, 11/1/36	1,041	1,107
6.013%, 10/1/36	1,254	1,334
Federal Home Loan Mortgage, CMO		
4.25%, 12/15/21	1,881	1,949
4.50%, 2/15/20	144	147
5.00%, 4/15/17 - 6/15/24	2,363	2,433
5.50%, 8/15/13 - 7/15/28	14,340	14,966
5.75%, 7/15/11 - 12/15/18	3,015	3,098
6.00%, 9/15/13 - 1/15/30	7,882	8,261
6.50%, 11/15/20 - 8/15/30	871	908
Federal Home Loan Mortgage, VR, 6.28%, 10/27/31	17	16
Federal National Mortgage Assn.		
4.50%, 3/1/19 - 12/1/24	62,154	65,361
5.00%, 2/1/18 - 9/1/24	41,652	44,589
5.50%, 5/1/16 - 12/1/34	29,389	31,565

6.00%, 7/1/13 - 2/1/36	29,537	31,882
6.50%, 9/1/12 - 4/1/14	493	527
7.00%, 7/1/22 - 10/1/23	2,796	3,030
Federal National Mortgage Assn., ARM		
2.503%, 10/1/33	1,418	1,432
2.733%, 7/1/27	10	10
3.027%, 7/1/33	4	4
3.111%, 10/1/32	44	46
3.163%, 9/1/32	58	60
3.589%, 1/1/35	27	28
4.052%, 7/1/34	17	17
4.492%, 2/1/33	10	10
4.612%, 7/1/35	1,514	1,554
4.785%, 9/1/35	6,349	6,650
4.831%, 4/1/38	3,247	3,409
4.838%, 5/1/38	5,690	5,975
4.863%, 5/1/38	6,443	6,763
4.889%, 5/1/38	5,805	6,099
4.909%, 8/1/38	4,168	4,382
4.986%, 1/1/34	92	99
5.037%, 8/1/38	395	416
5.115%, 8/1/38	370	390
5.296%, 12/1/35	159	167
5.33%, 12/1/35	175	184
5.332%, 12/1/32	88	92
5.441%, 9/1/37	2,730	2,881
5.448%, 6/1/37	1,745	1,836
5.508%, 1/1/37	2,996	3,173
5.561%, 12/1/35	323	340

Money Market Funds 21.4%		
T. Rowe Price Reserve Investment Fund, 0.25%, (6)(7)	391,586	391,586
Total Money Market Funds		391,586
Total Short-Term Investments (Cost $473,367)		473,367
Total Investments in Securities		
100.7% of Net Assets (Cost $1,799,833)		**$ 1,843,048**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $130,532 and represents 7.1% of net assets.

(2) Security issued under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

(3) All or a portion of this security is pledged as collateral for loans obtained through the Term Asset-Backed Loan Facility at November 30, 2009. (see note 5)

(4) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(5) Prerefunded date is used in determining portfolio maturity.

(6) Affiliated Companies

(7) Seven-day yield

(8) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(9) Yankee certificates of deposit are issued by U.S. branches of foreign banks.

(10) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $42,356 and represents 2.3% of net assets.

ARM Adjustable Rate Mortgage

CMO Collateralized Mortgage Obligation

CNY Chinese Yuan

FRN Floating-Rate Note

INR Indian Rupee

KRW Korean Won

PTC Pass-Through Certificates

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

USD U.S. Dollar

VR Variable Rate; rate shown is effective rate at period-end.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/09	Value 5/31/09
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	$ 531	$ 391,586	$ 275,345
T. Rowe Price Term Asset-Backed Opportunity Fund	3,838**	-	-	3,964	-
Totals			$ 531	$ 395,550	$ 275,345

¤ Purchase and sale information not shown for cash management funds.

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 395,424
Dividend income	531
Interest income	-
Investment income	$ 531
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Short-Term Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2006. The fund is available for investment only by mutual funds and college savings plans managed by T. Rowe Price Associates, Inc. (Price Associates), and/or its affiliates, and is not available for direct purchase by members of the public. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

NOTE 2 - VALUATION

The fund’s investments and TALF loans are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

The fund has elected to recognize its TALF loans at fair value primarily so that the value of the nonrecourse loans more closely relate to the value of the pledged collateral. TALF loans are valued at prices furnished by an independent pricing service. Such valuations consider, among other factors, the nonrecourse nature of the loans; the value of the underlying collateral, including prepayment and default experience on similar assets; market interest rates; and the value of debts of similar credit quality.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the financial instruments, based on the inputs used to determine their values on November 30, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2009 totaled $126,000 for the six months ended November 30, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended November 30, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 2% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges.

As of November 30, 2009, the fund held foreign exchange derivatives with a fair value of $3,000, included in unrealized gain on forward currency exchange contracts, and $265,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended November 30, 2009, the fund recognized $458,000 of realized gain on Foreign Currency Transactions and a $262,000 change in unrealized loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2009, no collateral was pledged by either the fund or counterparties.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase Commitments During the six months ended November 30, 2009, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA transactions with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2009, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2009, the fund had outstanding capital commitments in the amount of $9,336,000, which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $418,899,000 and $165,012,000, respectively, for the six months ended November 30, 2009. Purchases and sales of U.S. government securities aggregated $280,884,000 and $183,940,000, respectively, for the six months ended November 30, 2009.

NOTE 5 - TALF LOANS

The fund’s Board of Directors has approved direct participation in the TALF program (see Note 4). At inception of each TALF loan, a borrower must put up its own risk capital by pledging collateral valued typically between 105% and 116% of the loan principal, and possibly higher. Notwithstanding changes in the value of the collateral, borrowers will not be required to post additional collateral during the term of the loan. The TALF program provides that a borrower may surrender collateral pledged at any time prior to maturity of a loan in full satisfaction of its loan obligation and that the FRBNY can enforce its rights under a TALF loan only against the collateral pledged by the borrower, with certain exceptions. In addition to the collateral, the fund at all times maintains sufficient cash, liquid assets, or other SEC-permitted asset types to cover its outstanding loan obligations. TALF loans generally incur an administration fee.

Pursuant to its prospectus, the fund may borrow up to 33 ⅓% of its total assets; however, the amount it may borrow under the TALF program is limited by Board-approved policy to no more than 10% of total assets. For the five months ended November 30, 2009, the fund had average TALF loans of $22,847,000 at an average annual rate of 2.37%. TALF loans outstanding as of November 30, 2009, and related information follows:

NOTE 6 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $15,596,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, the fund had $14,643,000 of unused capital loss carryforwards, all of which expire in fiscal 2017.

At November 30, 2009, the cost of investments for federal income tax purposes was $1,799,833,000. Net unrealized gain aggregated $42,953,000 at period-end, of which $44,033,000 related to appreciated investments and $1,080,000 related to depreciated investments.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At November 30, 2009, approximately 12% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Retirement Funds’ expenses allocated to the fund are borne by Price Associates, pursuant to its all-inclusive fee agreement. At November 30, 2009, approximately 87% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010